Rule 497(e)
                                                        File No. 2-75503


                        MAXIM SERIES FUND, INC.
                              March 1, 1996

Insert on page 12 of the Prospectus, last paragraph, last sentence, amending disclosure regarding the compensation paid to the Investment Adviser for the Maxim INVESCO ADR
Portfolio.

However, the Adviser has agreed to pay any expenses of the Fund which exceed an annual rate of 1.30% of the average daily net assets of the Portfolio